Exhibit 10.5

                                      TCPI

                             2000 STOCK OPTION PLAN

           1      ESTABLISHMENT, EFFECTIVE DATE AND TERM

           TECHNICAL CHEMICALS AND PRODUCTS, INC, a Florida corporation (the "Company") hereby establishes the "TCPI 2000 Stock Option Plan" (the "Plan"). The effective date of the Plan shall be July 1, 2000 (the "Effective Date"). Unless earlier terminated pursuant to Section 17 hereof, the Plan shall terminate on July 1, 2010.

           2.      PURPOSE

           The purpose of the Plan is to advance the interests of the Company by providing Eligible Individuals (as defined in Section 6 below) with an opportunity to acquire or increase a proprietary interest in the Company, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company, any parent and the Company's subsidiaries, and will encourage such individuals to remain in the employ of the Company, any parent or one or more of its subsidiaries.

           3.     TYPE OF OPTIONS

           Each stock option granted under the Plan (an "Option") may be designated by the Committee (as defined below), in its sole discretion, either as (i) an "incentive stock option" ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or (ii) as a nonqualified stock option that is not intended to meet the requirements of Section 422 of the Code; provided that Incentive Stock Options may only be granted to employees of the Company, any "subsidiary corporation" as defined in Section 424 of the Code (a "Subsidiary") or any "parent corporation" as defined in Section 424 of the Code (a "Parent"). In the absence of any designation, Options granted under the Plan will be deemed to be nonqualified stock options. The Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as incentive stock options under Section 422 of the Code. Options designated as Incentive Stock Options that fail to continue to meet the requirements of
Section 422 of the Code shall be redesignated as nonqualified stock options automatically on the date of such failure to continue to meet such requirements without further action by the Committee.

           4.      ADMINISTRATION.

           The Plan shall be administered by a stock option committee ("Committee") appointed by the Board of Directors of the Company (the "Board"). The Committee shall consist of not less than three members of the Board, none of whom shall be an officer or other salaried employee of the Company or any Parent or Subsidiary, and each of whom shall qualify in all respects as a "non-employee director" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "outside director" for purposes of Section 162(m) of the Code. The Committee shall be responsible for the administration of the Plan including, without limitation, determining which Eligible Individuals receive Awards, what kind of Awards are made under the Plan and for what number of shares, and the other terms and conditions of such Awards. Determinations by the Committee under the Plan including, without limitation, determinations of the Awards, the form, amount and timing of Awards, the terms and provisions of Awards and the agreements evidencing Awards, need not be uniform and may be made selectively among Eligible Individuals who receive, or are eligible to receive Awards hereunder, whether or not such Eligible Individuals are similarly situated.

           The Committee shall have the responsibility of construing and interpreting the Plan and of establishing and amending such rules and regulations as it may deem necessary or desirable for the proper administration of the Plan. Any decision or action taken or to be taken by the Committee, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall, to the maximum extent permitted by applicable law, be within its absolute discretion (except as otherwise specifically provided herein) and shall be conclusive and binding upon the Company, all Eligible Individuals and any person claiming under or through any Eligible Individual.

           The Committee may delegate some or all of its power and authority hereunder to the Chief Executive Officer or other senior member of management as the Committee deems appropriate; provided, however, that the Committee may not delegate its authority with regard to any matter or action affecting an officer subject to Section 16 of the Securities Exchange Act of 1934.

           No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted or Option Agreement entered into hereunder.

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           5.      COMMON STOCK

           The capital stock of the Company that may be issued pursuant to Options and Stock Based Awards (as defined in Section 19 below) (Options and Stock Based Awards are collectively referred to as "Awards") granted under the Plan shall be shares of common stock, $0.001 par value, of the Company (the "Common Stock"), which shares may be treasury shares or authorized but unissued shares. The total number of shares of Common Stock that may be issued pursuant to Options granted under the Plan shall be four million (4,000,000) shares, subject to adjustment as provided in Section 18 below. The total number of shares of Common Stock that may be issued pursuant to all Awards (including Options) granted under the Plan shall be four million (4,000,000) shares, subject to adjustment as provided in Section 18 below. If any Award expires, terminates, or is terminated or canceled for any reason, the shares of Common Stock that were subject to such Award shall be available for future Options granted under the Plan.

           6.     ELIGIBILITY

           Options may be granted under the Plan to (i) any employee, officer, or director (employee and non-employee directors) of the Company or any Parent or Subsidiary, and (ii) any independent contractor or consultant performing services for the Company or any Parent or Subsidiary as determined by the Committee from time to time on the basis of their importance to the business of the Company (collectively, "Eligible Individuals"), provided that Incentive Stock Options may only be granted to employees of the Company or any Parent or Subsidiary. An individual may hold more than one Option, subject to such restrictions as are provided herein.

           7.      GRANT OF OPTIONS

           Subject to the terms and conditions of the Plan, the Committee may, at any time and from time to time, prior to the date of termination of the Plan, grant to such Eligible Individuals as the Committee may determine ("Optionees"), Options to purchase such number of shares of Common Stock on such terms and conditions as the Committee may determine. The date on which the Committee approves the grant of an Option (or such later date as is specified by the Committee) shall be considered the date on which such Option is granted. The maximum number of shares of Common Stock subject to Awards that may be granted during any calendar year under the Plan to any Optionee shall be 200,000 shares.

           8.      LIMITATION ON INCENTIVE STOCK OPTIONS

                   (a) Ten Percent Stockholder. Notwithstanding any other provision of this Plan to the contrary, no individual may receive an Incentive Stock Option under the Plan if such individual, at the time the award is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, unless (i) the purchase price for each share of Common Stock subject to such Incentive Stock Option is at least 110 percent (110%) of the fair market value of a share of Common Stock on the date of grant (as determined in good faith by the Committee) and (ii) such Incentive Stock Option is not exercisable after the date which is five (5) years from the date of grant.

                           (b Limitation on Grants. Except as may otherwise be permitted by the Code, the Committee shall not grant to an Eligible Individual Incentive Stock Options that, in the aggregate, are first exercisable during any one calendar year to the extent that the aggregate fair market value of the Common Stock at the time the Incentive Stock Options are granted, exceeds $100,000 or such other amount as the Internal Revenue Service may decide from time to time (the "Annual Dollar Limit"). If an Incentive Stock Option is granted pursuant to which the Annual Dollar Limit is exceeded, the portion of such Option which is in excess of the Annual Dollar Limit, and any Options issued subsequently in the same calendar year, shall be treated as a nonqualified stock option pursuant to
                           Section 422(d)(1) of the Code. In the event that an individual is eligible to participate in any other stock option plan of the Company or any Parent or Subsidiary which is also intended to comply with the provisions of Section 422 of the Code, the Annual Dollar Limit shall apply to the aggregate number of shares for which Incentive Stock Options may be granted under this Plan and all such other plans.


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                    9      OPTION AGREEMENTS

         All Options granted pursuant to the Plan shall be evidenced by written agreements ("Option Agreements"), to be executed by the Company and by the Optionee, in such form or forms as the Committee shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Option Agreements shall comply with all terms of the Plan.

                    10     OPTION PRICE

           The purchase price of each share of Common Stock subject to an Option (the "Option Price") shall be fixed by the Committee and stated in each Option Agreement, and subject to the provisions of Section 8(a) above, shall be not less than 100 percent (100%) of the fair market value of a share of Common Stock on the date the Option is granted, unless otherwise determined by the Committee; provided however that the Option Price shall not be set below fair market value in the case of an Option which is designated as an Incentive Stock Option. If the Common Stock is then listed on any national securities exchange, the fair market value shall be the closing price of a share of Common Stock on such exchange on the last trading day immediately prior to the date of grant; provided, however, that when granting Incentive Stock Options, the Committee shall determine fair market value in accordance with the provisions of Section 422 of the Code. If the Common Stock is not listed on any such exchange, the fair market value shall be determined in good faith by the Committee.

                    11.     TERM AND VESTING OF OPTIONS

                             (a) Option Period. Subject to the provisions of Sections 8(a) and Section 14 hereof, each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of ten (10) years from the date such Option is granted, or on such date prior thereto as may be fixed by the Committee and stated in the Option Agreement relating to such Option. Notwithstanding the foregoing, the Committee may in its discretion, at any time prior to the expiration or termination of any Option, extend the term of any such Option for such additional period as the Committee in its discretion may determine; provided, however, that in no event shall the aggregate option period with respect to any Option, including the initial term of such Option and any extensions thereof, exceed ten (10) years.

                             (b)    Vesting.

                                    (i)   Incentive Stock Options. Each Option
                                          Agreement will specify the vesting
                                          schedule applicable to Incentive Stock
                                          Options. Notwithstanding the
                                          foregoing, the Committee may in its
                                          discretion provide that any vesting
                                          requirement or other such limitation
                                          on the exercise of an Option may be
                                          rescinded, modified or waived by the
                                          Committee, in its sole discretion, at
                                          any time and from time to time after
                                          the date of grant of such Option, so
                                          as to accelerate the time at which the
                                          Option may be exercised.

                                    (ii)  Nonqualified Stock Options. Each
                                          Option Agreement will specify the
                                          vesting schedule applicable to
                                          nonqualified stock options. The
                                          Committee may in its discretion
                                          provide that any vesting requirement
                                          or other such limitation on the
                                          exercise of a nonqualified stock
                                          option may be rescinded, modified or
                                          waived by the Committee, in its sole
                                          discretion, at any time and from time
                                          to time after the date of grant of
                                          such nonqualified stock option, so as
                                          to accelerate the time at which the
                                          nonqualified stock option may be
                                          exercised.

                             (c) Change in Control. In the event of a Change in Control (as defined below), the Committee may, in its sole and absolute discretion, provide on a case by case basis that some or all outstanding Options pursuant to an Option Agreement may become immediately exercisable, without regard to any limitation on exercise imposed pursuant to
                                    Section 11(b). For purposes of the Plan, unless otherwise provided for in a written agreement or contract between the Company and an Optionee, a "Change in Control" shall be deemed to occur if any person shall acquire direct or indirect beneficial ownership (whether as a result of stock ownership, revocable or irrevocable proxies or otherwise) of more than 20% of the total combined voting power with respect to the election of directors of the issued and outstanding capital stock of the Company (except that no Change in Control shall be deemed to have occurred if the stockholders of the

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                                    Company immediately before such acquisition
                                    own more than 20%, directly or indirectly, of all or substantially all of the voting stock or other interests of such acquiring person immediately after such transaction). For purposes of the Plan, a "person" shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Exchange Act) and "beneficial ownership" shall be determined in accordance with Rule 13d-3 under the Exchange Act.

                    12.    MANNER OF EXERCISE AND PAYMENT

                           (a) Exercise. An Option that is exercisable hereunder may be exercised by delivery to the Company on any business day, at its principal office, addressed to the attention of the Stock Option Administrator, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised, by one or more of the methods provided below. The minimum number of shares of Common Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of
                                    (100) shares or the maximum number of shares available for purchase under the Option at the time of exercise.

                           (b) Payment. No Common Stock shall be issued until full payment of the option price has been made. The option prices may be paid in cash or, if the Committee determines, in shares of Common Stock or a combination of cash and shares. If the Committee approves the use of shares of Common Stock as a payment method, the Committee shall establish such conditions as it deems appropriate for the use of Common Stock to exercise a stock option. Stock options awarded under the Plan may be exercised through a broker- assisted stock option exercise program, provided such program is available at the time of the option exercise, or by such other means as the Committee may determine from time to time. The Committee may establish rules and procedures to permit an option holder to defer recognition of gain upon exercise of a stock option.

                           (c) Issuance of Certificates. Promptly after the exercise of an Option, the individual exercising the Option shall be entitled to the issuance of a certificate or certificates evidencing his ownership of such shares of Common Stock. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Common Stock covered thereby are fully paid and issued to him and, except as provided in Section 18 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

                    13.    TRANSFERABILITY OF OPTIONS

                           (a) Incentive Stock Options. No Incentive Stock Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

                           (b) Nonqualified Stock Options. Unless otherwise permitted by the Committee in its sole and absolute discretion, no nonqualified stock option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

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                    14.    TERMINATION OF EMPLOYMENT, DEATH, OR DISABILITY

                            (a) General. Unless otherwise provided in an Option Agreement, upon the termination of the employment or other service of an Optionee with the Company or any Parent or Subsidiary, other than by reason of Cause (as defined in Section 14(b)), death or "permanent and total disability (as defined in Section 22(e)(3) of the Code, any Option granted to such Optionee that has vested as of the date upon which the termination occurs shall be exercisable for a period not to exceed ninety (90) days after such termination. Upon such termination the Optionee's unvested Options shall expire and the Optionee shall have no further right to purchase shares of Common Stock pursuant to such unvested Option. Notwithstanding the foregoing provisions of this Section 14, the Committee may provide, in its discretion, that following the termination of employment or service of an Optionee with the Company or any Parent or Subsidiary, an Optionee may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to
                                    Section 11(a) above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to
                                    Section 11(b) above. Unless otherwise
                                    determined by the Committee, temporary
                                    absence from employment or service because of illness, vacation, approved leaves of absence, military service and transfer of employment shall not constitute a termination of employment or service with the Company or any Parent or Subsidiary.

                            (b) Cause. If the Company or any Parent or Subsidiary terminates the Optionee's employment for Cause (as defined below), all Options granted to Optionee shall terminate upon the date of such termination of employment or service and Optionee shall have no further right to purchase Shares pursuant to such Options. For purposes of this Agreement, "Cause@ means (i) gross negligence or willful misconduct by the Optionee in the performance of his duties,
                                    (ii) commission by the Optionee of an act of dishonesty affecting the Company or any Parent or Subsidiary, or the commission of an act constituting common law fraud or a felony, or (iii) the Optionee's commission of an act (other than the good faith exercise of his business judgment in the exercise of his responsibilities) resulting in material damages to the Company or any Parent or Subsidiary. The Committee shall determine whether Cause exists for purposes of this Agreement and such determination shall be final, conclusive and binding on the Optionee.

                             (c) Death. If an Optionee dies while in the employ or service of the Company or any Parent or Subsidiary, the Optionee's estate or the devisee named in the Optionee's valid last will and testament or the Optionee's heir at law who inherits an Option has the right, at any time within a period not to exceed one (1) year after the date of such Optionee's death and prior to termination of the Option pursuant to Section 11(a) above, to exercise, in whole or in part, any vested portion of the Option (in accordance with Section 11(b) above) held by such Optionee at the date of such Optionee's death. Any unvested portion of the Option shall terminate upon the Optionee's death, unless the Committee shall, in its discretion, provide on a case by case basis that any unvested portion of the Option shall not terminate upon the Optionee's death.

                             (d)    Disability. If an Optionee terminates
                                    employment or service with the Company or any Parent or Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, the Optionee has the right at any time within a period not to exceed one
                                    (1) year after such termination of
                                    employment or service and prior to
                                    termination of the Option pursuant to
                                    Section 11(a) above, to exercise, in whole or in part, any vested portion of the Option (in accordance with Section 11(b) above) held by such Optionee at the date of such termination of employment or service. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of this Plan shall be determined by the Committee, which determination shall be final and conclusive. Any unvested portion of the Option shall terminate upon the Optionee's termination of employment or service with the Company or any Parent or Subsidiary by reason of "permanent and total disability," unless the Committee shall, in its discretion, provide on a case by case basis that any unvested portion of the Option shall not terminate upon the "permanent and total disability" of the Optionee.

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                    15.    USE OF PROCEEDS

         The proceeds received by the Company from the sale of Common Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

                    16.    REQUIREMENTS OF LAW

                             (a) Violations of Law. The Company shall not be required to sell or issue any shares of Common Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

                             (b) Registration. At the time of any exercise of any Option, the Company may, if it shall determine it necessary or desirable for any reason, require the

                                    Optionee (or his or her heirs, legatees or legal representative, as the case may be), as a condition to the exercise thereof, to deliver to the Company a written representation of present intention to purchase the shares for their own account as an investment and not with a view to, or for sale in connection with, the distribution of such shares, except in compliance with applicable federal and state securities laws with respect thereto. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Optionee (or his or her heirs, legatees or legal representative, as the case may be) upon his or her exercise of part or all of the Option and a stop transfer order may be placed with the transfer agent. Each Option shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with, the issuance or purchase of the shares thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion. The Company shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of an Option or to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

                             (c) Withholding. The Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the exercise of any Option, including, but not limited to:
                                    (i) the withholding of delivery of shares of Common Stock upon exercise of Options until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, (ii) the canceling of any number of shares of Common Stock issuable upon exercise of such Options in an amount sufficient to reimburse the Company for the amount it is required to so withhold, (iii) withholding the amount due from any such person's wages or compensation due to such person, or (iv) requiring the Optionee to pay the Company cash in the amount the Company is required to withhold with respect to such taxes.

                             (d) Governing Law. This Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida.

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           17.    AMENDMENT AND TERMINATION OF THE PLAN

           The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Common Stock as to which Options have not been granted; provided, however, that the approval by a majority of the votes present and entitled to vote at a duly held meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, or by written consent in accordance with applicable state law and the Articles of Incorporation and By-Laws of the Company shall be required for any amendment (i) that changes the requirements as to Eligible Individuals to receive Options under the Plan, (ii) that increases the maximum number of shares of Common Stock in the aggregate that may be sold pursuant to Options that are granted under the Plan (except as permitted under Section 18 hereof), or (iii) if approval of such amendment is necessary to comply with federal or state law (including without limitation Rule 162(m) of the Code and Rule 16b-3 under the Exchange Act) or with the rules of any stock exchange or automated quotation system on which the Common Stock may be listed or traded. Except as permitted under Section 18 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of the Option, alter or impair rights or obligations under any Option theretofore granted under the Plan.

           18.    EFFECT OF CHANGES IN CAPITALIZATION

                  (a) Recapitalization. If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, reorganization
                           (other than as described in Section 18(b), stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock of the Company, or other increase or decrease in such shares effected without receipt of consideration by the Company, occurring after the Effective Date, an appropriate and proportionate adjustment shall be made by the Committee (i) in the aggregate number and kind of shares of Common Stock available under the Plan, (ii) in the number and kind of shares of Common Stock issuable upon exercise of outstanding Options granted under the Plan, and (iii) in the Option Price per share of outstanding Options granted under the Plan.

                  (b Reorganization. In connection with a merger, consolidation, reorganization or other business combination of the Company with one or more other entities in which the Company is not the surviving entity, each then outstanding Option shall upon exercise thereafter entitle the holder thereof to such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock would have been entitled to upon such merger, consolidation, reorganization or other business combination.

                  (c) Dissolution or Liquidation. Upon the dissolution or liquidation of the Company, the Plan and all Options outstanding hereunder shall terminate. In the event of any termination of the Plan under this Section 18(c), each individual holding an Option shall have the right, immediately prior to the occurrence of such termination and during such reasonable period as the Committee in its sole discretion shall determine and designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs and without regard to any vesting or other limitation on exercise imposed pursuant to Section 11(b) above.

                  (d) Adjustments. Adjustments under this Section 18 related to stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

                  (e) No Limitations. The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

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

           19.    OTHER STOCK-BASED AWARDS

         Awards of shares of Common Stock, restricted stock, stock appreciation rights and other awards ("Stock Based Awards") that are valued in whole or in part by reference to, or otherwise based on, Common Stock, may also be made, from time to time, to Eligible Individuals as may be selected by the Committee. Such awards may be made alone or in addition to or in connection with any Option other award granted hereunder. The Committee may determine the terms and conditions of any such award. Each award shall be evidenced by an agreement between the Eligible Individual and the Company which shall specify the number of shares of Common Stock subject to the award, any consideration therefor, any vesting or performance requirements and such other terms and conditions as the Committee shall determine.

           20.    NO LIMITATION ON COMPENSATION

         Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.

           21     NO IMPACT ON BENEFITS

         Except as may otherwise be stated under any employee benefit plan, policy or program, no amount payable in respect of any Award shall be treated as compensation for purposes of calculating an employee's right under any such plan policy or program

           22.    DISCLAIMER OF RIGHTS

           No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of the Company or any Parent or Subsidiary or to interfere in any way with the right and authority of the Company or any Parent or Subsidiary either to increase or decrease the compensation of any individual, including any Option holder, at any time, or to terminate any employment or other relationship between any individual and the Company or any Parent or Subsidiary. A holder of an Option shall not be deemed for any purpose to be a stockholder of the Company with respect to such Option except to the extent that such Option shall have been exercised with respect thereto and, in addition, a stock certificate shall have been issued theretofore and delivered to the holder. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 18 hereof.

           23.    NONEXCLUSIVITY OF THE PLAN

           The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Board or Committee to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board or Committee in its discretion determines desirable, including, without limitation, the granting of stock options or stock appreciation rights other than under the Plan.

           24.    SEVERABILITY

           If any provision of the Plan or any Option Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

           25.    NOTICES

           Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business, attention: President, and if to the holder of an Option, to the address as appearing on the records of the Company.

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